EXHIBIT 10.1(e)

RELIANT PHARMACEUTICALS, INC.

2004 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

Unless otherwise specified herein, all capitalized terms shall have the same meanings as set forth in the Reliant Pharmaceuticals, Inc. 2004 Equity Incentive Plan (the “Plan”).

I.                                         NOTICE OF GRANT

[Name]

You (“Participant”) are hereby granted Common Stock (the “Shares”) in the Company, subject to the terms and conditions of the Plan and this Restricted Stock Agreement. The terms of your grant are set forth below:

Date of Grant:

Vesting Commencement Date:

Shares Granted:

Vesting Schedule:

The Shares shall vest and be transferable, according to the following schedule:

Twenty-five percent (25%) of the Shares (rounded down to the next whole Share) shall vest on each anniversary of the Vesting Commencement Date, so that all of the Shares shall be vested on the fourth anniversary of the Vesting Commencement Date. Participant shall vest in the Shares only for so long as he/she continues to provide services to the Company and its Subsidiaries as an Employee, Consultant or Director. If the Participant ceases to provide services to the Company in such capacity, then any Shares which are not yet vested shall be forfeited and the Participant shall have no further interest therein.

Notwithstanding the foregoing, upon a Change of Control, fifty percent (50%) of any remaining unvested portion of the Shares shall vest. The Shares shall be fully vested if the Participant’s employment with the Company is terminated without Cause or the Participant terminates employment with the Company for Good Reason within one year following a Change of Control. “Good Reason” means: (a) a decrease in base compensation by more than fifteen percent (15%); (b) Participant’s duties and responsibilities are materially reduced; (c) the Participant’s title is substantively reduced, other than as a part of a change in titles across departments or across all executive officers; or (d) Participant is involuntarily relocated more than 50 miles from his current location of employment immediately prior to the Change of Control for a period of more than one year. For one of these four events to constitute Good Reason, however, the event must be involuntary, and the Participant must file a written objection with the Company (or its successor company) within thirty (30) days following the date that he receives notice of the event. If the Participant does not file an objection during this 30-day period, the event will not constitute Good Reason.

II.                                     AGREEMENT

1.                                       Grant of Restricted Units. The Company hereby grants to the Participant the number of Shares set forth in the Notice of Grant, subject to the delivery of the Participant of the Investment Representation Statement set forth on Exhibit A. Additionally, Participant, without further action on his or her part, by execution of this Restricted Stock Agreement agrees to be deemed a party to, a signatory of and bound by the Stockholders’ Agreement dated April 1, 2004, as amended (the “Stockholders’ Agreement”), and the Shares shall be subject to such rights and restrictions as contained therein. Notwithstanding anything to the contrary anywhere else in this Restricted Stock Agreement, this grant of the Shares is subject to the terms, definitions and provisions of the Plan and the Stockholders’ Agreement which are incorporated herein by reference.

2.                                       Vesting. Participant shall vest in the Shares as set forth in the Notice of Grant. For purposes of this Restricted Stock Agreement, the Shares shall vest based upon Participant’s continued performance of services to the Company and its Subsidiaries as an Employee, Consultant or Director. Upon termination of Participant’s service as an Employee, Consultant or Director of the Company or any of its Subsidiaries, the unvested portion of the Shares (“Unvested Shares”) shall be forfeited to the Company and cancelled without any payment thereon. The vested portion of the Shares (“Vested Shares”) shall no longer be subject to forfeiture, but shall be subject to the Rights of First Refusal and Call Rights as set forth in Sections 4 and 5 below.

3.                                       Rights and Obligations as a Stockholder. The Company will evidence by book entry Participant’s ownership of the Shares. Participant shall enjoy rights as a stockholder until such time as Participant disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal or Call Rights hereunder. Upon such exercise, Participant shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Restricted Stock Agreement, and Participant shall forthwith take all action necessary to surrender to the Company for transfer or cancellation the Shares so purchased or cancelled. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Participant, except as specifically provided herein.

4.                                       Participant’s Rights to Transfer Units.

(a)                                  Limitations on Transfer. Unvested Shares may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner; provided, however, that Unvested Shares may with the consent of the Administrator be transferred to the Participant’s Immediate Family, so long as such transfer is without receipt of any consideration therefore, and that any Unvested Shares so transferred shall remain subject to the terms and conditions of this Agreement. Participant may transfer Vested Shares, subject to the restrictions contained in this Section 4 and the Stockholders’ Agreement; provided however no Vested Shares may be transferred (i) to a direct competitor of the Company as determined by the Board or (ii) for consideration other than cash. For this purpose “Immediate Family” shall mean Participant’s spouse, former spouse, children, step-children, grandchildren, siblings, parents, step-parents, nieces, nephews, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, including adoptive relationships, and any person sharing the Participant’s household (other than as a tenant, guest or employee), or trusts in which any of the foregoing have more than a fifty percent interest, foundations in which the foregoing (or the Participant) control the management of assets or any other entity in which the foregoing persons (or the Participant) own more than fifty percent of the voting interests

(b)                                 Company’s Right of First Refusal. Before any Vested Shares held by Participant or any permitted transferee (each, a “Holder”) may be sold , pledged, assigned, hypothecated, transferred or otherwise disposed of (including transfer by gift or operation of law, collectively a “Transfer” or “Transferred”), the Company or its assignee(s) shall have a right of first refusal to purchase the Vested Shares on the terms and conditions set forth in this Section 4(b) (the “Right of First Refusal”).

(i)                                     Notice of Proposed Transfer. The Holder of the Vested Shares shall deliver to the Company a written notice (the “Notice”) stating:  (i) the Holder’s bona fide intention to sell or otherwise Transfer such Vested Shares; (ii) the name of each proposed transferee (“Proposed Transferee”); (iii) the Vested Shares to be Transferred to each Proposed Transferee; and (iv) the bona fide cash price for which the Holder proposes to Transfer the Vested Shares (the “Offered Price”), and the Holder shall offer the Vested Shares at the Offered Price to the Company or its assignee(s).

(ii)                                  Exercise of Right of First Refusal. Within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Vested Shares proposed to be Transferred to any one or more of the Proposed Transferees. The purchase price will be determined in accordance with subsection (iii) below.

(iii)                               Purchase Price. The purchase price (“Purchase Price”) for the Vested Shares repurchased under this Section shall be the Offered Price.

(iv)                              Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(v)                                 Holder’s Right to Transfer. If all of the Vested Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then subject to any rights of first refusal and other restrictions on transfer contained in the Stockholders’ Agreement, if any, the Holder may sell or otherwise Transfer such Vested Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section, as applicable, shall continue to apply to the Vested Shares in the hands of such Proposed Transferee. If the Vested Shares described in the Notice are not Transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Vested Shares held by the Holder may be sold or otherwise Transferred. The Company’s Right of First Refusal as contained herein shall be in addition to and arise prior to any rights of first refusal contained in the Stockholders’ Agreement.

(c)                                  Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the Transfer of any or all of the Vested Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s Immediate Family shall be exempt from the Right of First Refusal. In such case, the transferee or other recipient shall receive and hold the Restricted Units so Transferred subject to the provisions of this Section, Section 5 and the Stockholders’ Agreement, as applicable, and there shall be no further Transfer of such Vested Shares except in accordance with the terms of this Section.

(d)                                 Termination of Right of First Refusal. The Right of First Refusal shall terminate as to all Vested Shares ninety (90) days after a sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (a “Public Offering”).

5.                                       Company Call Right.

(a)                                  If Participant ceases to provide services to the Company and its Subsidiaries as an Employee, Consultant or Director for any reason, the Company shall have the right to purchase any or all of the Vested Shares then owned by the Holder at a price equal to the Fair Market Value of the Vested Shares on the date on which the Participant ceases to provide services (the “Call Right”).

(b)                                 The Company may exercise the Company Call Right by delivering personally or by registered mail to Holder within ninety (90) days of the date on which Participant ceases to provide services to the Company and its Subsidiaries, a notice in writing indicating the Company’s intention to exercise the Company Call Right and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office.

(c)                                  At its option, the Company may elect to make payment for the Vested Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Holder stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

(d)                                 If the Company does not elect to exercise the Company Call Right conferred above by giving the requisite notice within ninety (90) days following the date on which Participant ceases to be a Service Provider, the Company Call Right shall terminate.

(e)                                  The Company Call Right shall terminate as to all Vested Shares ninety (90) days after a Public Offering.

6.                                       Lock-Up Period. Participant hereby agrees that if so requested by the Company (any successor thereto) or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), Participant shall not sell or otherwise transfer any Units (or any securities of the Company in which such Units may be converted) or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

7.                                       Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Stockholders’ Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Participant or other transferee to whom such Shares shall have been so transferred.

8.                                       Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

9.                                       Interpretation.                    Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Committee which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on the Company and on Participant.

10.                                 Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party. Participant further agrees to notify the Company upon any change in the residence address indicated below.

11.                                 Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Restricted Stock Agreement.

12.                                 Entire Agreement. The Plan and the Stockholders’ Agreement are incorporated herein by reference. This Restricted Stock Agreement, the Plan, the Investment Representation Statement and the Stockholders’ Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

13.                                 Spousal Consent. As a further condition to the Company’s and Participant’s obligations under this Restricted Stock Agreement, the spouse of the Participant, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit B.

14.                                 Governing Law. This Restricted Stock Agreement shall be governed by and construed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law. Should any provision of this Restricted Stock Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

15.                                 Severability. Should any provision of this Restricted Stock Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

16.                                 No Right to Employment. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE RESTRICTED UNITS HEREIN GRANTED CONTINUE TO VEST ONLY FOR PERIODS DETERMINED WITH REFERENCE TO THE PERIOD OF CONTINUED CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED OR ACQUIRING UNITS HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS RESTRICTED STOCK AGREEMENT, NOR IN THE COMPANY’S 2004 EQUITY INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON PARTICIPANT ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE OR NOTICE.

17.                                 Restrictive Legends and Stop-Transfer Orders.

(a)                                  Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER. FORFEITURE, RIGHTS OF FIRST REFUSAL, AND CALL RIGHTS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE AND THE STOCKHOLDERS AGREEMENT DATED APRIL 1, 2004, AS AMENDED FROM TIME TO TIME BY AND BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER

RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b)                                 Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                  Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of the Stockholders Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

18.                                 Representations of Participant. Participant acknowledges that he or she has received, read and understood the Plan, the Stockholders’ Agreement, and this Restricted Stock Agreement and is familiar with their terms and provisions. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under this Agreement.

[Signature Page to Follow]

IN WITNESS WHEREOF, this Restricted Stock Agreement is deemed made as of the date first set forth above.

RELIANT PHARMACEUTICALS, INC

By:

Title:

Address:	110 Allen Road
Liberty Corner, New Jersey 07938

PARTICIPANT

Participant

Address:

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:

COMPANY	:	RELIANT PHARMACEUTICALS, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the grant of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a)                                  Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)                                 Participant acknowledges and understands that the Securities constitute “restricted securities”  under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’ s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities.

(c)                                  Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering (or held by any affiliate of the issuer), subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d)

of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including:  (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

(d)                                 In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one  year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two (2) years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(e)                                  Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Participant:

Date:

2

EXHIBIT B

CONSENT OF SPOUSE

I,                                        , spouse of                                         have read and approve the foregoing Restricted Stock Agreement. In consideration of granting of the Shares of Common Stock of Reliant Pharmaceuticals, Inc. to my spouse as set forth in the Restricted Stock Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Restricted Stock Agreement and agree to be bound by the provisions of the Restricted Stock Agreement insofar as I may have any rights in any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the Restricted Stock Agreement.

Dated: